Exhibit 99.1
Dana Holding Corporation Barclays Capital Third Annual Industrial Select Conference James Yost Executive Vice President & CFO February 9, 2011

Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Dana is a Leading Supplier to Light Vehicle, Commercial Vehicle and Off-Highway OEMs Founded in 1904 Based in Maumee, Ohio 2010 sales: ~$6.1 billion Global customers and operations in 26 countries North America (about 47%) Europe (about 27%) South America (about 14%) Asia Pacific (about 12%) 92 major facilities About 22,500 employees Premier global provider of driveline and powertrain products Company Snapshot

2010 Highlights Continuing positive momentum of delivering results 2010 Adjusted EBITDA expected to be about $550 Million on Revenues of about $6.1 Billion 2010 Adjusted EBITDA as % of Sales expected to be about 9% Free Cash Flow projected to be about $245 Million Continued progress improving operations Expanding presence in Asia Pacific Agreement to increase ownership of DDAC JV to 50% Establishing Engineering Technical Centers in India and China Continuing to conquest new business in growing markets across all business segments "One Dana" Aftermarket Organization Underway - targeting future aftermarket revenues of about 20% of total sales

Strong Performance Across Three Markets Premier global provider of driveline and powertrain products with strong global brands Serving 3 major global growing markets by leveraging core competencies Off-Highway Commercial Automotive Segment Performance (Adjusted EBITDA Margins) Q3 2009 Q3 2010 Light Vehicle Driveline 8.5% 10.6% Power Technologies 7.5% 14.0% Commercial Vehicle 10.0% 10.2% Off-Highway 6.0% 8.5%

Expanding Presence in Asia Pacific with focus on India & China India New India Gear Plant & Testing Center Establishing Engineering Technical Center in India China Agreement to increase ownership of DDAC JV to 50% Establishing Engineering Technical Center in China Growing the Industrial Driveshaft Business in China Dana has supplied all driveshafts to existing CRH5 high-speed trains in China - new order for an additional 700 driveshafts Significant actions in place to grow in all business segments DDAC Profile Sole supplier of medium and heavy truck axles to Dongfeng, the 2nd largest Commercial Truck Manufacturer in China Commercial Truck market in China is larger than all global commercial truck markets combined Provides axles for buses and specialty commercial vehicles for other customers (25-30% of total sales) Exports product to Turkey, South America and Vietnam 2010 projected revenue of about $1 billion

Growing Commercial Business in South America Dana becomes the leading full driveline supplier in South American commercial vehicle market under new strategic agreement with SIFCO S.A. Dana will add truck and bus steer axles to its existing product offering of front and rear axles, driveshafts, and suspension components $150 million to acquire distribution rights of commercial steer axle systems $350 million in annual revenue Key customers in the Brazilian commercial vehicle market include Ford, Iveco, MAN, Mercedes Benz, Scandia and Volvo Dana's total annual revenue in South America is projected to be over $1 billion

Our Focus... Margins and Growth Continue tenacity on operational improvements Reduce complexity in the product and supply chain Improved manufacturing footprint Grow the business Reinvigorate product portfolios Pursue attractive business opportunities and acquisitions globally Expect 50% growth over next 5 years (including market) Continue to improve margins and maintain strong balance sheet Adjusted EBITDA Margin of 12% by 2013

Revenue (2009 adjusted for sale of structures business) Up 5 - 10% ~$6.1 Bil Adjusted EBITDA About $450 million ~$550 Mil 1 Adjusted EBITDA as % of Sales 8 - 9% ~9% Income from Continuing Operations Positive ~$115 Mil (before interest & income taxes) Capital Spending $135 - $185 million ~$120 Mil Free Cash Flow Positive ~$245 Mil 2 2010 Projected Financial Results Plan Excludes one-time warranty settlement of $25 mil in December 2010 on Adjusted EBITDA Includes a $50 mil pension contribution made in December 2010 Estimated Results See appendix for comments regarding the presentation of non-GAAP measures

Global Vehicle Production Dana Forecasts (Units in 000s) SOURCE: IHS Global Insight, ACT Research, Dana Estimates 2010 2011 2009 Estimate Outlook Expected Dana Market Growth of about 10% North America Light Vehicle (Total) 8,550 11,900 12,300-12,900 Light Truck (excl. CUV/Minivan) 2,330 3,500 3,500-3,700 Medium Truck (Class 5-7) 97 116 120-150 Heavy Truck (Class 8) 116 152 215-235 Europe (including E. Europe) Light Vehicle 16,300 18,500 18,300-18,800 Medium/Heavy Truck 298 325 330-350 South America Light Vehicle 3,650 4,100 4,200-4,400 Medium/Heavy Truck 115 191 180-200 Asia Pacific Light Vehicle 28,500 34,400 35,000-37,000 Medium/Heavy Truck 1,089 1,437 1,400-1550 Off-Highway - Global (year-over-year) Agricultural Equipment (35)% to (40)% +2% to +5% +0% to +5% Construction Equipment (70)% to (75)% +20% to +25% +10% to +15% As Presented in January 2011

Several Growth Drivers Market Growth Strong recovery anticipated early in cycle, tapering to more "normal" market growth ~5% CAGR for Dana global businesses (2011 - 2015) 2010 Net New Business $846 million (cumulative 2010 - 2014) Additional Growth Initiatives Future net new business Aftermarket growth - targeting future aftermarket revenues of about 20% of total consolidated sales New initiatives - including expansion into China & India Total CAGR from 2011 - 2015 projected at about 10%* * Including New Initiatives; some of which (such as DDAC) will not be consolidated

2010 2011 2012 2013 2014 2015 2010 Base 5869 5869 5869 5869 5869 5869 2010 Growth 47 135 198 229 236 236 2011 Growth 27 106 160 211 246 Aftermarket Growth 0 70 145 245 245 245 New Inititatives 0 440 702 799 909 1030 Dana Growth - Significant Opportunities (Excludes Market, Pricing & Structures) Total revenue growth (including ~5% projected market growth) about 10% CAGR New Initiatives (including SIFCO agreement and share of DDAC) Awarded Net New Business Aftermarket Growth 2011 New Business

Revenue Up 10%+ (vs. 2010) Adjusted EBITDA $675 - 700 Mil Adjusted EBITDA as % of Sales 10%+ Diluted Adjusted EPS $1.30 - $1.40 Capital Spending $200 - 250 Mil Free Cash Flow >$100 Mil 2011 Financial Targets Plan See appendix for comments regarding the presentation of non-GAAP measures As Presented in January 2011

Refinanced Senior Debt Replaced Term Loan with $750 million unsecured debt $400 million at 6.5%, due in 2019 $350 million at 6.75%, due 2021 Reduced Debt Eliminated financial covenants Commitments for a new 5-year $500 million revolving credit facility Credit Rating upgrades to BB- and B1 Made a voluntary U.S. Pension contribution Strengthening Balance Sheet See appendix for comments regarding the presentation of non-GAAP measures Financial Flexibility to Support Growth

Restructuring Actions Continuing to Drive Higher Margins Full Year Adjusted EBITDA as a Percent of Sales 2008 2009 2010 2011 2013 East 0.043 0.062 0.09 0.101 0.12 West 31.6 North 43.9 See appendix for comments regarding the presentation of non-GAAP measures Revenue ($ mm) $8,095 $5,228 ~ $6.1 Bil 10%+ ~12% On track to achieve 12% Adjusted EBITDA Margin by 2013 ~ 9% Projected

Diversity of Business Delivering Strong Financial Results North America 0.47 Europe 0.27 South America 0.14 Asia Pacific 0.12 North America 0.41 Europe 0.24 South America 0.15 Asia Pacific 0.2 2010 Full Year Revenue 2015 Revenue Projection Diverse Regional Footprint Light Vehicle Driveline 0.43 Power Tech. 0.16 Comm. Veh. 0.23 Off Highway 0.19 Light Vehicle Driveline 0.31 Power Tech. 0.14 Comm. Veh. 0.36 Off Highway 0.19 2010 Full Year Revenue 2015 Revenue Projection Changing Business Mix Strong Geographic Diversity Strong Market Segment Balance Three Global Growing Markets Automotive, Commercial, and Off-Highway Anticipate increasing total revenue about 50% by 2015 * Geographic balance with 20% of revenue in Asia Pacific Top-quartile returns, above cost of capital by 2013 * Including New Initiatives, some of which (such as DDAC) will not be consolidated Light Vehicle Driveline, 31% Light Vehicle Driveline, 42% North America, 41% North America, 47%

Summary Beat our 2010 Plan Our 2011 Plan continues to build on the strong foundation and focuses on Growth Continue tenacity on operational improvements Increased focus on growth Continue to improve margins and maintain strong balance sheet Build future strategies with focus on delivering shareholder value Right Strategy to Grow Profitably and Generate Strong Shareholder Returns

Q&A Session

Appendix: Non-GAAP Financial Information The preceding slides refer to Adjusted EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc.). Adjusted EBITDA is a non-GAAP financial measure currently being used by Dana as the primary measure of its operating segment performance. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization. By using Adjusted EBITDA, which excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that Adjusted EBITDA is an important measure since the financial covenants of our amended term facility are Adjusted EBITDA-based, and our management incentive performance programs are based, in part, on Adjusted EBITDA. Diluted Adjusted EPS, another non-GAAP financial measure referenced in the slides, is derived from net income adjusted to exclude restructuring expense, amortization expense and nonrecurring items (as used in Adjusted EBITDA), net of any associated tax effects. Adjusted net income is divided by fully diluted shares, as determined in accordance with GAAP. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Free cash flow is also a non-GAAP financial measure. which we have defined as Cash provided by operations (a GAAP measure) exclusive of any bankruptcy claim-related payments included therein, less capital spending. This measure is useful in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Because these are non-GAAP measures, Adjusted EBITDA, Diluted Adjusted EPS and Free cash flow should not be considered a substitute for Income/(Loss) before interest, reorganization items and income taxes, Net Income/(Loss), Net income (loss) per share, Net Cash flows provided by/(used in) operating activities or other reported results prepared in accordance with GAAP. Please reference the "Non-GAAP financial information" accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.